Exhibit 99.1

Biodel Announces Adjournment of Annual Meeting until Thursday, October 27, Urges Stockholders to Vote

DANBURY, CT — (PR Newswire) – October 24, 2016—Biodel Inc. (Nasdaq: BIOD) (“Biodel”) announced that its 2016 Annual Meeting of Stockholders (“Annual Meeting”), scheduled for October 24, 2016, was convened and adjourned, without any business being conducted, due to lack of the requisite quorum. The Annual Meeting has been adjourned to 8:30 a.m. local time on Thursday, October 27, 2016, at Biodel’s corporate headquarters located at 100 Saw Mill Road, Danbury, Connecticut 06810, to allow additional time for stockholders to vote on the proposals set forth in Biodel’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on September 19, 2016, including approval of the matters necessary to complete Biodel’s proposed combination with Albireo Limited pursuant to a previously announced share exchange agreement. If the proposed transaction with Albireo does not close, the Biodel board of directors may decide to sell or otherwise liquidate the various assets of Biodel. If Biodel decides to dissolve and liquidate its assets, Biodel would be required to pay all of its debts and contractual obligations, and to set aside certain reserves for potential future claims, and there can be no assurances as to the amount or timing of available cash left to distribute to stockholders after paying the debts and other obligations of Biodel and setting aside funds for reserves. This would also result in the loss of significant effort and expense incurred to date in pursuing the transaction with Albireo.

Gary G. Gemignani, Chief Financial Officer and Interim Chief Executive Officer of Biodel, stated, “The votes received to date have been voted overwhelmingly in favor of the reverse stock split and proposed transaction with Albireo, which we believe indicates recognition of the benefits of our opportunity to combine with Albireo. We are concerned, however, that certain of our stockholders may not realize how important their individual votes are to the approval of certain proposals necessary to complete the transaction. We request that all holders as of the record date vote their proxies as soon as possible. The Biodel board of directors has approved the proposed transaction, and we continue to believe the proposed combination will benefit Biodel stockholders through the ownership of shares in a biopharmaceutical company with promising clinical assets and substantial upside opportunity.”

YOUR PARTICIPATION IS IMPORTANT—PLEASE VOTE TODAY!

The Annual Meeting has been called for the following purposes: (1) to consider and vote upon a proposal to approve the issuance of shares of Biodel common stock pursuant to the Amended and Restated Share Exchange Agreement, dated as of July 13, 2016, by and among Biodel, Albireo and Albireo securityholders (“Proposal No. 1”), (2) to effect a reverse stock split of Biodel common stock in the ratio of one new share for every 30 shares outstanding (“Proposal No. 2”), (3) to approve a new equity incentive plan for use by Albireo Pharma, Inc. from and after the closing of the proposed transaction (“Proposal No. 3”), (4) to elect two Class III directors for a term of three years (“Proposal No. 4”) and (5) to consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of Proposals No. 1-4 (“Proposal No. 5”).

At the time the Annual Meeting was adjourned, proxies have been submitted by stockholders representing approximately 47.80% of the outstanding shares of Biodel common stock outstanding and entitled to vote at the Annual Meeting. Of the proxies received, approximately 93.23% are in favor of Proposal No. 1, approximately 87.44% are in favor of Proposal No. 2, approximately 91.51% are in favor of Proposal No. 3 and approximately 87.84% are in favor of Proposal No. 5. Of the proxies received, approximately 94.13% and 93.12% are in favor of the election of Ira W. Lieberman and Davey Scoon, respectively. A significant European retail account has not yet voted. While Biodel and its authorized participants in the solicitation of proxies from Biodel stockholders for the Annual Meeting are using diligent efforts to solicit the proxy of this account, there can be no assurances that the solicitation will be successful.

The record date for the Annual Meeting remains September 16, 2016. Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Biodel stockholders as of the September 16, 2016 record date can vote, even if they have subsequently sold their shares.

Biodel’s board of directors and management respectfully request all such holders as of the record date to please vote your proxies as soon as possible.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. BIODEL STRONGLY ADVISES ALL OF ITS STOCKHOLDERS TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS RELATING TO THE ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV. In addition, copies of the Proxy Statement and other documents may be obtained free of charge by accessing Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810. If the number of additional shares voted is not sufficient to reach a quorum, Biodel intends to adjourn the Annual Meeting again, which may be costly.

Voting Instructions

All stockholders as of the September 16, 2016 record date can vote, even if they have subsequently sold their shares, and Biodel encourages stockholders to do so before October 26, 2016 at 11:59 p.m. Eastern Time. Stockholders are reminded that their vote is extremely important and are urged to complete, sign, date and mail the proxy card at their earliest convenience. Stockholders may also submit a proxy by telephone or via the Internet by following the instructions printed on the proxy card.

Please call Morrow Sodali at (800) 662-5200 for voting assistance.

Biodel Inc. is a specialty biopharmaceutical company. More information about Biodel is available at www.biodel.com.

Additional Information and Where You Can Find It

Biodel filed a definitive proxy statement with the SEC on September 19, 2016 in connection with the solicitation of proxies for its 2016 Annual Meeting of Stockholders and has mailed the definitive proxy statement and other relevant materials to Biodel’s stockholders. At the 2016 Annual Meeting of Stockholders, Biodel’s stockholders will be asked to approve, among other things, a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo. BIODEL’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR BIODEL’S 2016 ANNUAL MEETING OF STOCKHOLDERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BIODEL, ALBIREO AND THE PROPOSED TRANSACTION. These documents and other documents filed by Biodel can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation

Biodel, Albireo, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Biodel’s stockholders in connection with Biodel’s 2016 Annual Meeting of Stockholders under the rules of the SEC. Information about these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be found in the definitive proxy statement that Biodel filed with the SEC on September 19, 2016 relating to its 2016 Annual Meeting of Stockholders. The definitive proxy statement was mailed to all stockholders of record as of the record date set for the 2016 Annual Meeting of Stockholders and can also be obtained free of charge from the sources indicated above. Other information regarding participants in the proxy solicitation may be contained in other relevant materials filed by Biodel with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally identified by the words “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions. Such statements include, but are not limited to, statements regarding the anticipated completion of the proposed transaction with Albireo and the timing and benefits thereof, the estimated future performance of the combined organization, the solicitation by Biodel and its authorized participants of proxies from Biodel stockholders, including the solicitation of a significant European account, for use at Biodel’s 2016 Annual Meeting of Stockholders, whether the voting trends of the proxies received from Biodel stockholders to date are indicative of proxies that may be received prior to the adjourned meeting, the results of stockholder voting at Biodel’s 2016 Annual Meeting of Stockholders, Biodel’s prospects if the transaction does not close, as well as other statements that are not historical facts.

Although Biodel’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Biodel, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, among other things, the failure to obtain the stockholder approval required for the proposals submitted for consideration at the 2016 Annual Meeting of Stockholders, including approval of the matters related to the proposed transaction; the possibility that Biodel will be forced to adjourn the meeting a second time; the expected timing and likelihood of completion of the proposed transaction; Biodel’s ability to regain compliance with Nasdaq listing requirements; the possibility that Biodel may liquidate its assets if the transaction does not close; the occurrence of any event, change or other circumstances that could give rise to the termination of the amended and restated share exchange agreement; the potential for the proposed transaction to involve unexpected costs; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that the expected benefits of the proposed combination are not realized, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Biodel’s common stock; and other risks associated with executing business combination transactions, such as the risk that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the proposed transaction will not be realized, risks related to future opportunities and plans for the combined organization, including uncertainty of the expected financial performance and results of the combined organization following completion of the proposed transaction, and the possibility that if the combined organization does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined organization’s common stock could decline. These forward-looking statements are based upon Biodel’s and Albireo’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks described more fully in Biodel’s filings with the SEC, including its most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and the “Risk Factors” section of Biodel’s proxy statement referred to above, as well as its other subsequent filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Biodel undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

BIOD-G

CONTACT:

Clayton Robertson

The Trout Group

+1 646-378-2964